ACM Government
Spectrum Fund

Semi-Annual Report
June 30, 2000

                                            [LOGO OF ALLIANCE CAPITAL]

                                            The Investment Professional's Choice

              Investment Products Offered
              ---------------------------
               . Are Not FDIC Insured
               . May Lose Value
               . Are Not Bank Guaranteed
              ---------------------------

LETTER TO SHAREHOLDERS
August 11, 2000


Dear Shareholder:
This report contains performance, investment strategy and outlook for ACM Gov-ernment Spectrum Fund (the "Fund") for the semi-annual reporting period ended June 30, 2000.

Investment Objectives and Policies
This closed-end Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment in-struments, including options and futures.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a bas-ket of unmanaged debt securities.

During the six-month period ended June 30, 2000, the Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index. Our opportunistic alloca-tion to below-investment-grade emerging markets contributed positively to the Fund's performance. In addition, our Treasury duration structure and Treasury security selection enhanced performance.

Investment Strategy
Over the past six-month period ended June 30, 2000, we increased our U.S. Trea-sury holdings to benefit from the

 INVESTMENT RESULTS*
 Periods Ended June 30, 2000

                     Total Returns
                   6 Months 12 Months
 ------------------------------------
  ACM Government
  Spectrum Fund     5.26%     9.79%
 ------------------------------------
  Lehman Brothers
  Aggregate Bond
  Index             3.99%     4.56%
 ------------------------------------

 * The Fund's investment results are total returns for the periods shown and are based on the net asset value of the Fund as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

    The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed and Lehman Brothers Asset-Backed Securities Indices and the Lehman Brothers Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance of any particular investment, including ACM Government Spectrum Fund.

--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT SPECTRUM FUND.1

LETTER TO SHAREHOLDERS

Treasury buy-back program. In the emerging market sector, we increased our po-sitions in Mexico and Russia, anticipating relative outperformance based on that sector's improving credit profile. We trimmed our Brazil and Philippine positions in light of fundamental disappointment surrounding the fiscal defi-cit. We have also increased our exposure to Turkey, as it was upgraded to a B+ rating.

Market Review
The global macroeconomic outlook continued to improve during the first six months of 2000. The U.S. economy remained strong, growing 4.8% in the first quarter and 5.2% during the second quarter. Inflation and unemployment re-mained low. However, the rise in commodity prices--led by oil--along with low unemployment, has put upward pressure on U.S. inflation. Strong U.S. economic activity prompted the Federal Reserve to increase short-term interest rates from 5.50% to 6.50% during the period.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond In-dex, posted a return of 3.99% during the six-month period. Among the tradi-tional sectors of the U.S. bond market, the U.S. government sector recorded the strongest performance at 5.0%, as a result of the Treasury buy-back pro-gram. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. The yield curve inverted during the period as investors fo-cused on tighter monetary policy as well as the Treasury buy-back program. Two-year Treasury yields rose from 6.24% to 6.36%, while 30-year Treasury yields fell from 6.48% to 5.90%.

In spite of strong mortgage fundamentals, the performance of the mortgage-backed sector was dampened by events in Washington, DC. From a fundamental perspective, mortgage securities benefited from a strong underlying housing sector. However, relative performance was dampened by the Treasury buy-back program, which affected all non-Treasury sectors negatively.

The emerging market debt sector returned 8.10% during the period. Most of the strong performance occurred in the first quarter when emerging market debt re-acted positively to improving global economic fundamentals. Russia posted the best performance for the period, 49.78%, helped by high oil prices, a new President and economic reforms. Mexico posted the second best performance, 7.88%, boosted by an upgrade to investment-grade quality. The upgrade re-flected Mexico's lower foreign currency debt underpinned by a well-integrated export sector. Colombia and the Philippines were the worst performers for the period, returning -8.97% and-8.15%, respectively.

Outlook
Our near-term outlook for financial markets assumes that U.S. growth will mod-erate but not enough to resolve the inflationary imbalances (labor market and trade deficit) in the economy. There remains a risk of further tightening be-fore year-end. We expect technical sup-ply considerations to play an increasing role in shaping the U.S. Treasury yield curve. In the period immediately ahead, we expect the curve to remain inverted

-------------------------------------------------------------------------------
2.ACM GOVERNMENT SPECTRUM FUND

     LETTER TO SHAREHOLDERS

reflecting the likelihood of further tightening by the Federal Reserve. Some further inversion and an overall rise in absolute yields is our most likely scenario, with the two-year note yield heading back toward between 6.75% and 7.00% and the 10-year note yield moving back above 6.25% over the longer term.

Despite the inevitable variation across countries, we believe that most emerg-ing-market governments remain committed to necessary economic and financial reforms. The economic news coming out of Russia continues to be positive, and it appears that the London Club debt exchange will be concluded by early fall. In Mexico, we expect President-elect Fox to implement market friendly policies along with a proposal for a prudent budget in 2001. We believe that a credit upgrade is likely later this year. Going forward, we believe this asset class will continue to produce attractive returns, albeit with considerable volatil-ity, over the medium-term.

Notice to Shareholders
On July 20, 2000, the Board of Directors of the Fund approved the acquisition by ACM Government Income Fund of the assets of ACM Government Securities Fund, ACM Government Spectrum Fund and ACM Government Opportunity Fund.

The proposed acquisitions, which are not contingent on each other, are subject to stockholder approval, and concurrent special stockholder meetings to con-sider the acquisitions have been scheduled for November 14, 2000. You should be receiving a proxy statement concerning the proposed acquisitions shortly. Those acquisitions that receive stockholder approval are expected to be com-pleted during the fourth quarter of this year. The Fund's Board of Directors believes that consolidation of these very similar funds is in the stockhold-ers' best interests. It is expected that, under current conditions, the acqui-sitions will be fully protective of ACM Government Income's earning power and distribution rate.

Under each proposed acquisition, stockholders of the Fund whose assets are ac-quired will receive shares of ACM Government Income equivalent in aggregate net asset value to the shares they hold immediately prior to the acquisition. Stockholders participating in a fund's dividend reinvestment plan will receive full and fractional ACM Government Income shares. Other stockholders will re-ceive cash in lieu of fractional shares.

-------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.3

LETTER TO SHAREHOLDERS


[PHOTO]
John D. Carifa

[PHOTO]
Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, has over 26 years of investment experience.

Thank you for your continued interest and investment in ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman

/s/ Wayne D. Lyski

Wayne D. Lyski
President

--------------------------------------------------------------------------------
4.ACM GOVERNMENT SPECTRUM FUND

PERFORMANCE UPDATE


      PERFORMANCE UPDATE

ACM GOVERNMENT SPECTRUM FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                                   [GRAPH]


        ACM Government Spectrum Fund (NAV) -- Yearly Periods Ended 6/30
-------------------------------------------------------------------------------------------
                           ACM Government                                Lehman Brothers
                         Spectrum Fund (NAV)                           Aggregate Bond Index
-------------------------------------------------------------------------------------------
   6/30/91                      11.36%                                        10.70%
   6/30/92                      13.89%                                        14.04%
   6/30/93                      20.66%                                        11.78%
   6/30/94                     -10.38%                                        -1.30%
   6/30/95                       8.16%                                        12.55%
   6/30/96                       7.63%                                         5.02%
   6/30/97                      11.11%                                         8.15%
   6/30/98                      10.72%                                        10.54%
   6/30/99                       1.56%                                         3.15%
   6/30/00                       9.79%                                         4.56%

Past performance is no guarantee of future results. The Fund's investment re-sults represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Re-turns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of any specific in-vestment, including ACM Government Spectrum Fund.


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT SPECTRUM FUND.5

PERFORMANCE UPDATE


        PERFORMANCE UPDATE

ACM GOVERNMENT SPECTRUM FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
6/30/90 TO 6/30/00




                                    [GRAPH]

        ACM Gov Spectrum Fund (NAV)     Lehman Brothers Aggregate Bond Index

6/30/90         10,000                                 10,000
6/30/91         11,136                                 11,070
6/30/92         12,683                                 12,624
6/30/93         15,304                                 14,112
6/30/94         13,715                                 13,928
6/30/95         14,829                                 15,676
6/30/96         15,960                                 16,462
6/30/97         17,734                                 17,804
6/30/98         19,635                                 19,681
6/30/99         19,941                                 20,300
6/30/2000       21,912                                 21,227


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Spectrum Fund (NAV) (from 6/30/90 to 6/30/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of div-idends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the
LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities.

When comparing ACM Government Spectrum Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including ACM Government Spectrum Fund.

--------------------------------------------------------------------------------
6.ACM GOVERNMENT SPECTRUM FUND

PORTFOLIO SUMMARY
June 30, 2000


PORTFOLIO SUMMARY

INCEPTION DATE         PORTFOLIO STATISTICS
(Class A shares)       Net Assets ($ mil): $231.7
5/27/88

                                    [GRAPH]
SECURITY TYPE
[_]  63.0% Treasury
[_]  28.5% Sovereign
[_]   5.2% FNMA
[_]   2.0% GNMA
[_]   1.3% Brady Bonds

                                    [GRAPH]
COUNTRY BREAKDOWN
[_]  70.2% United States
[_]   6.7% Mexico
[_]   4.6% Brazil
[_]   3.8% Turkey
[_]   2.5% Phillippines
[_]   2.5% South Africa
[_]   2.3% Panama
[_]   1.7% Russia
[_]   1.5% Argentina
[_]   1.5% Qatar
[_]   1.4% Poland
[_]   1.3% Bulgaria

All data as of June 30, 2000. The Fund's security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total in-vestments.

--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT SPECTRUM FUND.7

PORTFOLIO OF INVESTMENTS
June 30, 2000 (unaudited)


     PORTFOLIO OF
      INVESTMENTS

                                                        Principal
                                                           Amount
                                                            (000) U.S. $ Value

------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 89.4%
U.S. Treasury Bonds - 46.2%
 6.25%, 5/15/30...................................... $     3,500 $  3,672,270
 8.125%, 8/15/19.....................................      11,265   13,618,371
 8.875%, 2/15/19.....................................       1,170    1,505,825
 10.75%, 8/15/05.....................................       9,600   11,443,488
 12.375%, 5/15/04....................................       6,500    7,816,250
 12.75%, 11/15/10....................................       7,825   10,009,896
 13.25%, 5/15/14.....................................       3,150    4,595,566
 13.75%, 8/15/04(a)..................................      15,730   19,888,540
 14.00%, 11/15/11(a).................................      24,800   34,441,000
                                                                  ------------
                                                                   106,991,206
                                                                  ------------
U.S. Treasury Notes - 25.3%
 4.50%, 9/30/00(a)...................................       7,000    6,970,460
 5.875%, 11/30/01(a).................................      14,000   13,886,180
 6.50%, 2/15/10......................................       4,600    4,757,412
 6.875%, 5/15/06.....................................       9,600    9,880,512
 7.50%, 11/15/01.....................................      14,875   15,063,317
 7.875%, 11/15/04....................................       7,650    8,100,662
                                                                  ------------
                                                                    58,658,543
                                                                  ------------
Mortgage Related Securities - 9.1%
Federal National Mortgage Association
 7.50%, 11/01/29.....................................      11,208   11,046,452
 8.00%, 6/01/28......................................       4,290    4,328,038
                                                                  ------------
                                                                    15,374,490
                                                                  ------------
Government National Mortgage Association
 6.50%, 2/15/29......................................       6,086    5,775,988
                                                                  ------------
                                                                    21,150,478
                                                                  ------------
U.S. Treasury Strips - 8.8%
 Zero coupon, 5/15/15................................      51,000   20,397,960
                                                                  ------------
Total U.S. Government and Agency Obligations
 (cost $214,710,912).................................              207,198,187
                                                                  ------------
Sovereign Debt Obligations - 38.0%
Other Sovereign Debt Obligations - 36.3%
Argentina - 1.9%
Republic of Argentina
 12.00%, 2/01/20.....................................       4,725    4,400,392
                                                                  ------------
Brazil - 5.9%
Republic of Brazil Discount Bonds FRN
 7.375%, 4/15/24.....................................       3,500    2,752,050
Global Bonds
 12.25%, 3/06/30.....................................       3,750    3,431,250
 14.50%, 10/15/09....................................       7,000    7,464,100
                                                                  ------------
                                                                    13,647,400
                                                                  ------------

--------------------------------------------------------------------------------
8.ACM GOVERNMENT SPECTRUM FUND

     PORTFOLIO OF INVESTMENTS

                                                        Principal
                                                           Amount
                                                            (000) U.S. $ Value

------------------------------------------------------------------------------
Mexico - 8.5%
Mexican Treasury Bill
 21.86%, 9/07/00(b)................................ MXN    25,968 $  2,554,637
United Mexican States
 6.25%, 12/31/19(c)................................ $       3,750    3,103,125
 7.80%, 12/31/19 FRN(c)............................         4,000    3,920,000
 10.375%, 2/17/09(c)...............................         9,650   10,229,000
                                                                  ------------
                                                                    19,806,762
                                                                  ------------
Panama - 2.9%
Republic of Panama
 9.375%, 4/01/29...................................         7,000    6,702,500
                                                                  ------------
Philippines - 3.2%
Republic of Philippines
 9.875%, 1/15/19...................................         3,750    3,061,125
 10.625%, 3/16/25..................................         5,000    4,287,500
                                                                  ------------
                                                                     7,348,625
                                                                  ------------
Poland - 1.8%
Government of Poland
 10.00%, 6/12/04................................... PLN    22,000    4,223,774
                                                                  ------------
Qatar - 1.9%
State of Qatar
 9.75%, 6/15/30(d)................................. $       4,500    4,426,650
                                                                  ------------
Russia - 2.2%
Ministry of Finance
 3.00%, 5/14/03....................................         7,700    3,349,500
Russian Federation WI
 2.25%, 3/31/30(d).................................         4,475    1,683,719
                                                                  ------------
                                                                     5,033,219
                                                                  ------------
South Africa - 3.1%
Development Bank of South Africa
 Zero coupon, 12/31/27............................. ZAR   250,000      810,612
European Bank for Reconstruction and Development
 Zero coupon, 4/07/27..............................       116,605      541,350
International Bank for Reconstruction and
 Development
 Zero coupon, 12/31/25.............................       300,000    1,516,139
 Zero coupon, 2/17/26..............................       250,000    1,241,710
 Zero coupon, 7/14/27..............................       237,275    1,110,664
Republic of South Africa
 13.00%, 8/31/10...................................        14,500    2,000,295
                                                                  ------------
                                                                     7,220,770
                                                                  ------------


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT SPECTRUM FUND.9

     PORTFOLIO OF
      INVESTMENTS

                                                       Principal
                                                          Amount
                                                           (000) U.S. $ Value

------------------------------------------------------------------------------
Turkey - 4.9%
Turkey Treasury Bills
 Zero Coupon, 8/23/00........................... TRL  27,250,000 $  3,882,328
Republic of Turkey
 11.75%, 6/15/10................................ $         1,500    1,537,500
 11.875%, 1/15/30...............................           3,000    3,198,750
Turkey Government Bond
 72.00%, 10/03/01............................... TRL  13,600,000    2,669,736
                                                                 ------------
                                                                   11,288,314
                                                                 ------------
Total Other Sovereign Debt Obligations
 (cost $90,916,674).............................                   84,098,406
                                                                 ------------
Non-Collateralized Brady Bonds - 1.7%
Bulgaria
Republic of Bulgaria IAB FRN
 7.0625%, 7/28/11............................... $         4,950    3,904,560
                                                                 ------------
Total Sovereign Debt Obligations
 (cost $94,832,818).............................                   88,002,966
                                                                 ------------
Total Investments - 127.4%
 (cost $309,543,730)............................                  295,201,153
Other assets less liabilities - (27.4)%.........                  (63,466,671)
                                                                 ------------
Net Assets - 100.0%.............................                 $231,734,482
                                                                 ------------

(a) Securities, or portion thereof, loaned at June 30, 2000, with an aggregate market value of $64,301,600 and cash collateral received from the counterparties of Lehman Brothers and Merrill Lynch in the amount of $65,040,000.
(b) Interest rate represents annualized yield to maturity at purchase date.
(c) Security trades with value recovery rights expiring June 30, 2003.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $6,110,369 or 2.6% of net assets.
 Glossary of Terms:
 FRN - Floating Rate Note
 IAB - Interest Arrears Bond
 WI - When Issued

See notes to financial statements.

--------------------------------------------------------------------------------
10.ACM GOVERNMENT SPECTRUM FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)


     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in securities, at value (cost $309,543,730)......... $295,201,153
Cash............................................................    2,464,944
Interest receivable.............................................    5,844,112
Prepaid expenses................................................       21,350
                                                                 ------------
Total assets....................................................  303,531,559
                                                                 ------------
Liabilities
Payable for investment securities purchased.....................    6,257,221
Deposit for securities loaned...................................   65,040,000
Advisory fee payable............................................      216,610
Interest payable on securities lending..........................      116,627
Administrative fee payable......................................       41,241
Accrued expenses................................................      125,378
                                                                 ------------
Total liabilities...............................................   71,797,077
                                                                 ------------
Net Assets...................................................... $231,734,482
                                                                 ------------
Composition of Net Assets
Capital stock, at par........................................... $    352,355
Additional paid-in capital......................................  314,385,042
Undistributed net investment income.............................    1,906,468
Accumulated net realized loss on investments and foreign
 currency transactions..........................................  (70,566,643)
Net unrealized depreciation of investments and foreign
 currency transactions..........................................  (14,342,740)
                                                                 ------------
                                                                 $231,734,482
                                                                 ------------
Net Asset Value Per Share
 (based on 35,235,527 shares outstanding).......................        $6.58

                                                                       ------

See notes to financial statements.

--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (unaudited)


     STATEMENT OF
       OPERATIONS

Investment Income
Interest...............................................            $15,189,511
Expenses
Advisory fee........................................... $1,150,142
Administrative fee.....................................    221,621
Custodian..............................................     57,990
Reports and notices to shareholders....................     44,540
Transfer agency........................................     40,140
Audit and legal........................................     37,132
Directors' fees........................................     17,840
Registration Fee.......................................     11,023
Miscellaneous..........................................      7,552
                                                        ----------
Total expenses before interest.........................  1,587,980
Interest expense.......................................  1,461,003
                                                        ----------
Total expenses.........................................              3,048,983
                                                                   -----------
Net investment income..................................             12,140,528
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized loss on investment transactions...........             (5,064,909)
Net realized loss on foreign currency transactions.....               (382,459)
Net change in unrealized appreciation/depreciation of:
 Investments...........................................              3,061,252
 Foreign currency transactions.........................                  3,085
                                                                   -----------
Net loss on investments and foreign currency
 transactions..........................................             (2,383,031)
                                                                   -----------
Net Increase in Net Assets from Operations.............            $ 9,757,497
                                                                   -----------

See notes to financial statements.

--------------------------------------------------------------------------------
12.ACM GOVERNMENT SPECTRUM FUND

STATEMENT OF CHANGES IN NET ASSETS


     STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months Ended  Year Ended
                                                     June 30, 2000   December 31,
                                                      (unaudited)        1999
                                                    ---------------- ------------
Increase (Decrease) in Net Assets from Operations
Net investment income.............................    $ 12,140,528   $ 21,949,553
Net realized loss on investments and foreign
 currency transactions............................      (5,447,368)    (7,076,079)
Net change in unrealized appreciation/depreciation
 of investments and foreign currency
 transactions.....................................       3,064,337    (12,453,703)
                                                      ------------   ------------
Net increase in net assets from operations........       9,757,497      2,419,771
Dividends to Shareholders
Dividends from net investment income..............     (10,886,109)   (20,179,639)
Capital Stock Transactions
Net decrease......................................     (10,671,250)         - 0 -
                                                      ------------   ------------
Total decrease                                         (11,799,862)   (17,759,868)
      ............................................
Net Assets
Beginning of year.................................     243,534,344    261,294,212
                                                      ------------   ------------
End of period (including undistributed net
 investment income of $1,906,468 and
 $652,049, respectively)..........................    $231,734,482   $243,534,344
                                                      ------------   ------------


See notes to financial statements.

--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.13

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (unaudited)


NOTES TO FINANCIAL STATEMENTS

NOTE A Significant Accounting Policies
ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the In-vestment Company Act of 1940 as a non-diversified, closed-end management in-vestment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which re-quire management to make certain estimates and assumptions that affect the re-ported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are gener-ally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a for-eign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities ex-change whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as deter-mined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options pur-chased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its in-vestment company taxable income and net realized gains, if any, to sharehold-ers. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-divi-dend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the iden-tified cost basis. The Fund accretes discounts as adjustments to interest in-come.

-------------------------------------------------------------------------------
14.ACM GOVERNMENT SPECTRUM FUND

   NOTES TO FINANCIAL STATEMENTS


4. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign cur-rency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at pe-riod end exchange rates are reflected as a component of net unrealized depre-ciation of investments and foreign currency transactions.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B Advisory, Administrative Fees and Other Transactions with Affiliates Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approx-imately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquires on behalf of the Fund. During the six months ended June 30, 2000, the Fund reimbursed AFS $1,695.

Under the terms of an Administrative Agreement, the Fund pays its Administra-tor, Mitchell Hutchins Asset Man-

-------------------------------------------------------------------------------
                                                ACM GOVERNMENT SPECTRUM FUND.15

     NOTES TO FINANCIAL STATEMENTS

agement Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million, .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's av-erage weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical serv-ices.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $71,595,499 and $61,709,757, respec-tively, for the six months ended June 30, 2000. There were purchases of $88,703,344 and sales of $61,307,873 of U.S. government and government agency obligations during the six months ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. According-ly, gross unrealized appreciation of investments was $4,633,605, and gross unrealized depreciation was $18,976,182, resulting in net unrealized deprecia-tion of $14,342,577 (excluding foreign currency transactions).

At December 31, 1999, the Fund had a capital loss carryforward of $59,837,363 of which $22,208,518 expires in the year 2002, $32,047,923 expires in the year 2003, $2,680,733 expires in the year 2004, $79,155 expires in the year 2005 and $2,821,034 expires in the year 2007.

1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio hold-ings, to hedge certain firm purchase and sale commitments denominated in for-eign currencies and for investment purposes. A forward exchange currency con-tract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference be-tween the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are re-flected for financial reporting purposes as a component of net unrealized de-preciation of investments and foreign currency transactions.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At June 30, 2000, the Fund had no outstanding forward exchange currency con-tracts.

--------------------------------------------------------------------------------
16.ACM GOVERNMENT SPECTRUM FUND

   NOTES TO FINANCIAL STATEMENTS


2. Option Transactions
For hedging purposes, the Fund purchases and writes (sells) put and call op-tions on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter mar-kets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not per-form under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are de-creased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexer-cised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-sions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an op-tion written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2000, the Fund did not have any written op-tion transactions.

3. Swap Agreements
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a

-------------------------------------------------------------------------------
                                                ACM GOVERNMENT SPECTRUM FUND.17

     NOTES TO FINANCIAL STATEMENTS

swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net in-terest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as inter-est income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation/depreciation of investments.

At June 30, 2000, the Fund did not have any swap contracts outstanding.

NOTE D
Capital Stock
There are 300,000,000 shares of $0.01 par value common stock authorized, of which 35,235,527 shares were outstanding at June 30, 2000. On January 26, 2000 the Fund initiated a share repurchase program. For the six months ended June 30, 2000, 1,792,500 shares were repurchased at a cost of $10,671,250 repre-senting 4.8% of the 37,028,027 shares outstanding at January 26, 2000. This includes $107,550 in commissions paid to PaineWebber Group, Inc. The average discount of market price to net asset value of shares repurchased over the pe-riod January 26, 2000 to June 30, 2000 was 10.9%.

NOTE E
Security Lending
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securi-ties or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the period ended June 30, 2000, the maximum amount of security lending agreements outstanding was $70,772,295, the average amount outstanding was ap-proximately $51,523,422 and the daily weighted average interest rate was 5.59%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrow-er, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the bor-rower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repur-chase agreement market by the securities borrower.

As of June 30, 2000, the Fund had entered into the following security lending agreement:

-------------------------------------------------------------------------------
18.ACM GOVERNMENT SPECTRUM FUND

   NOTES TO FINANCIAL STATEMENTS

   Amount    Counterparty      Interest Rate   Maturity
   ------    ------------      ------------- -------------
 $10,520,000 Merrill Lynch        6.55%      July 7, 2000
   7,026,250 Merrill Lynch        6.40%      July 13, 2000
  15,293,750 Lehman Brothers      6.42%      July 14, 2000
  32,200,000 Lehman Brothers      6.375%     July 21, 2000

NOTE F Concentration of Risk
Investing in securities of foreign governments involves special risks which in-clude changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


NOTE G Subsequent Event
On July 20, 2000, the Fund's Directors approved the acquisition of the Fund's assets by the ACM Government Income Fund. The proposed transfer is subject to stockholder approval at a special stockholder meeting scheduled for November 9, 2000. A proxy statement relating to this meeting will be mailed to all stock-holders of record in the upcoming weeks. If the acquisition receives stock-holder approval, the acquisition is expected to be completed during the fourth quarter of this year.

--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.19

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


FINANCIAL HIGHLIGHTS

                             Six Months              Year Ended December 31,
                             Ended June
                               30, 2000    ----------------------------------------------------
                            (unaudited)        1999       1998       1997       1996       1995
                            -------------------------------------------------------------------
 Net asset value,
  beginning of period.....      $6.58         $7.06      $7.23      $7.16      $7.47      $6.89
                            -------------------------------------------------------------------
 Income From Investment
  Operations
 Net investment income....        .34(a)        .59        .50        .51        .57        .70(a)
 Net realized and
  unrealized gain (loss)
  on investments, options
  written and foreign
  currency transactions...       (.07)         (.53)      (.12)       .17       (.19)       .66
                            -------------------------------------------------------------------
 Net increase in net asset
  value from operations...        .27           .06        .38        .68        .38       1.36
                            -------------------------------------------------------------------
 Realized gain due to
  repurchase program              .03            -0-        -0-        -0-        -0-        -0-
                            -------------------------------------------------------------------
 Less: Dividends and
  Distributions
 Dividends from net
  investment income.......       (.30)         (.54)      (.50)      (.52)      (.57)      (.70)
 Distributions in excess
  of net investment
  income..................         -0-           -0-      (.05)      (.09)      (.12)      (.01)
 Tax return of capital
  distribution............         -0-           -0-        -0-        -0-        -0-      (.07)
                            -------------------------------------------------------------------
  Total dividends and
   distributions..........       (.30)         (.54)      (.55)      (.61)      (.69)      (.78)
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
 Net asset value, end of
  period..................      $6.58         $6.58      $7.06      $7.23      $7.16      $7.47
                            -------------------------------------------------------------------
 Market value, end of
  period..................     $5.813        $5.438     $6.188     $6.625     $6.375     $6.625
                            -------------------------------------------------------------------
 Total Investment Return
 Total investment return
  based on:(b)............
 Market value.............      12.48%        (3.56)%     1.55%     13.79%      6.55%      4.32%
 Net asset value..........       5.26%         2.24 %     6.16%     10.57%      6.13%     21.64%
 Ratios/Supplemental Data
 Net assets, end of period
  (000's omitted).........   $231,734      $243,534   $261,294   $267,865   $265,248   $276,638
 Ratio of expenses to
  average net assets......       2.59%(c)      1.20 %     1.06%      1.15%      1.17%      1.31%
 Ratio of expenses to
  average net assets
  excluding interest
  expense(d)..............       1.35%(c)      0.00 %     0.00%      0.00%      0.00%      0.00%
 Ratio of net investment
  income to average net
  assets..................      10.32%(c)      8.88 %     7.00%      7.30%      8.10%     10.07%
 Portfolio turnover rate..         44%          186 %      191%       350%       453%       377%


See footnote summary on page 21.

--------------------------------------------------------------------------------
20.ACM GOVERNMENT SPECTRUM FUND

    FINANCIAL HIGHLIGHTS

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(c) Annualized.

(d) Net of interest expense of 1.24% on borrowings (see Note E).


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.21

ADDITIONAL INFORMATION


       ADDITIONAL
      INFORMATION

Supplemental Proxy Information
The Annual Meeting of Shareholders of the ACM Government Spectrum Fund was held on Tuesday, March 28, 2000. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                           Voted
                                                                        Abstain/
                                                                 Voted Authority
                                                                   For  Withheld
--------------------------------------------------------------------------------
 1. To elect directors: Class Three Directors
                        (terms expire in 2003)
                        Ruth Block                          33,369,385  691,344
                        John D. Carifa                      33,365,437  695,292
                        Robert C. White                     33,336,798  723,931
                                                                           Voted
                                                                        Abstain/
                                                      Voted      Voted Authority
                                                        For    Against  Withheld
--------------------------------------------------------------------------------
 2. To ratify the selection of Ernst & Young
    LLP as the Fund's independent auditors for
    the fiscal year ending December 31, 2000:    33,586,629    205,795  268,305

--------------------------------------------------------------------------------
22.ACM GOVERNMENT SPECTRUM FUND

ALLIANCE CAPITAL

GLOSSARY OF INVESTMENT TERMS


    GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)
Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)
One basis point equals 0.01%.

benchmark
A standard by which a fund's performance can be measured. A benchmark is usu-ally an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)
Similar to mortgage-backed securities in that they are securities or certifi-cates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residen-tial real estate.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes mone-tary policy and monitors the country's economic state.

government bond
A bond that is issued by the U.S. government or its agencies.

index
A compilation of securities of similar types of companies that is used to meas-ure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond
A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)
Securities or certificates backed by mortgages. Typically issued by institu-tions such as the Federal National Mortgage Association (FNMA), Government Na-tional Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corpora-tion (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield
The rate of return on an asset, usually referring to dividend or interest pay-ments, expressed as a percentage of current market price.

--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.23

ALLIANCE CAPITAL
The Investment Professional's Choice


 ALLIANCE CAPITAL

Alliance Capital is a leading global investment manage ment firm with nearly $388 billion in assets under management. In recognition of our far-reaching in-vestment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institu-tions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 in-vestment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios man-aged by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

--------------------------------------------------------------------------------
24.ACM GOVERNMENT SPECTRUM FUND

BOARD OF DIRECTORS


     BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(/1/)
David H. Dievler(/1/)
John H. Dobkin(/1/)
William H. Foulk, Jr.(/1/)
Dr. James M. Hester(/1/)
Clifford L. Michel(/1/)
Donald J. Robinson(/1/)
Robert C. White(/1/)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Michael Mon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator                 Independent Auditors
Mitchell Hutchins             Ernst & Young LLP
Asset Management Inc.         787 Seventh Avenue
51 West 52nd Street           New York, NY 10019
New York, NY 10019

Custodian, Dividend Paying    Legal Counsel
Agent, Transfer Agent and     Seward & Kissel LLP
Registrar                     One Battery Park Plaza
State Street Bank             New York, NY 10004
and Trust Company
225 Franklin Street
Boston, MA 02110

(1) Member of the Audit Committee.
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.
  This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This fi-nancial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.25

ALLIANCE CAPITAL FAMILY OF FUNDS


ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privalization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4818.

--------------------------------------------------------------------------------
26.ACM GOVERNMENT SPECTRUM FUND

SUMMARY OF GENERAL INFORMATION


     SUMMARY OF GENERAL INFORMATION

ACM Government Spectrum Fund

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Trans-action Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash invest-ments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the en-rollment form in the brochure. If your shares are held in the name of your bro-kerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.

--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT SPECTRUM FUND.27

     PMT UPDATE

                         This page intentionally blank

--------------------------------------------------------------------------------
28. ACM GOVERNMENT SPECTRUM FUND

ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE]

(R) These registered
service Marks used
under license from the
owner, Alliance Capital
Management L.P.

SPCSR600